UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2011 Annual Report to Shareholders

DWS U.S. Bond Index Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Investment Portfolio
37 Statement of Assets and Liabilities
39 Statement of Operations
40 Statement of Changes in Net Assets
41 Financial Highlights
44 Notes to Financial Statements
52 Report of Independent Registered Public Accounting Firm
53 Information About Your Fund's Expenses
54 Tax Information
55 Investment Management Agreement Approval
60 Summary of Management Fee Evaluation by Independent Fee Consultant
64 Board Members and Officers
69 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2011. Institutional Class shares of the fund produced a total return of 7.62% (unadjusted for sales charges) for the annual period, as compared with 7.84% for the benchmark. The fund outperformed the 5.86% average return of the funds in its Morningstar Intermediate-Term Bond Funds category.

During the 12-month period, the performance of the U.S. bond market became increasingly dependent on developments in Europe. Concern that Europe's debt crisis could spur financial contagion and lead to a possible breakup of the euro led to a sharp decrease in investor risk appetite. Another factor pushing down rates came from the U.S. Federal Reserve Board's (the Fed's) decision to sell short-term investments on its balance sheet and purchase long-term Treasuries in an attempt to spur the economy. At the same time, the Fed indicated that it intends to keep the federal funds rate at an "exceptionally low level" for the next two years. Heightened recession concerns, partisan gridlock in Washington, D.C., and the near certainty of low short-term rates have motivated investors to look further out the yield curve, bringing 10-year Treasury yields to record low levels. In the fourth quarter, the Fed kept short-term rates anchored near zero. However, a high level of volatility continued in most markets and farther out on the yield curve as investors responded to headlines surrounding the sovereign debt crisis in Europe. Toward the end of 2011, the U.S. economy showed some signs of improvement as economic statistics came in better than expected.

"During the 12-month period, the performance of the U.S. bond market became increasingly dependent on developments in Europe."

Over the past 12 months, the Treasury yield curve between 2 and 30 years flattened. The yield on the 2-year note decreased by 35 basis points, while the 5-year decreased by 118 basis points and the 10-year by 141 basis points. Yields on 30-year bonds decreased by 144 basis points.
U.S. Treasury Bond Yield Curve (ended 12/31/10 and 12/31/11)

Past performance is no guarantee of future results.

Source: Bloomberg

The fund seeks to replicate as closely as possible the performance of the Barclays Capital U.S. Aggregate Bond Index, which emphasizes government mortgage-backed securities and corporate investment-grade debt securities.

Outlook and Positioning

In the coming months, the Fed could resume its securities purchases if there is any stalling of recent U.S. economic momentum. We believe that renewed Fed purchasing activity could spur even stronger U.S. economic growth in the second half of 2012.

As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the benchmark, Barclays Capital U.S. Aggregate Bond Index.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Louis R. D'Arienzo

Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 1997.

· Joined Northern Trust Investments, Inc. in 2003; previously has worked as a trader and portfolio manager (including portfolio manager of the fund at its commencement in 1997) with Deutsche Bank.

· Responsible for the management of various fixed income index portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Morningstar, Inc. Rankings are historical and do not guarantee future results. As of December 31, 2011, Institutional Class shares of DWS U.S. Bond Index Fund were ranked as follows in the Morningstar Intermediate-Term Bond category: 157/1195, 1-year, 888/1018; 3-year, 327/873; 5-year; and 207/582, 10-year. Rankings are based on a fund's total return.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Spread refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Sovereign debt refers to government bonds issued in a foreign currency.

Basis point — One basis point equals 1/100 of a percentage point.

Performance Summary December 31, 2011
Average Annual Total Returns as of 12/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	7.18%	5.84%	5.88%	5.13%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	4.24%	4.86%	5.29%	4.84%
No Sales Charges
Class S	7.39%	6.04%	6.11%	5.37%
Institutional Class	7.62%	6.24%	6.31%	5.58%
Barclays Capital U.S. Aggregate Bond Index+	7.84%	6.77%	6.50%	5.78%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 are 0.69%, 0.59% and 0.39% for Class A, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns shown for Class A and Class S shares prior to their inception on February 17, 2009 are derived from the historical performance of Institutional Class shares of DWS U.S. Bond Index Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS U.S. Bond Index Fund — Class A [] Barclays Capital U.S. Aggregate Bond Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Net Asset Value and Distribution Information
	Class A	Class S	Institutional Class
Net Asset Value: 12/31/11	$10.97	$10.97	$10.97
12/31/10	$10.60	$10.60	$10.60
Distribution Information: Twelve Months as of 12/31/11: Income Dividends	$.27	$.29	$.32
Capital Gain Distributions	$.11	$.11	$.11
December Income Dividend	$.0225	$.0244	$.0263
SEC 30-day Yield as of 12/31/11++	1.60%	1.97%	2.16%
Current Annualized Distribution Rate as of 12/31/11++	2.46%	2.67%	2.88%

++ The SEC yield is net investment income per share earned over the month ended December 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.98% for Institutional Class shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.70% for Institutional Class shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Morningstar Rankings — Intermediate-Term Bond Funds Category as of 12/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	274	of	1,195	23
Class S 1-Year	219	of	1,195	19
Institutional Class 1-Year	157	of	1,195	13
3-Year	888	of	1,018	87
5-Year	327	of	873	38
10-Year	207	of	582	36

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of December 31, 2011
	Principal Amount ($)	Value ($)

Corporate Bonds 21.5%
Consumer Discretionary 1.5%
CBS Corp., 5.75%, 4/15/2020	200,000	224,856
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	90,000	97,876
Comcast Corp.:
5.7%, 5/15/2018	225,000	258,921
5.85%, 11/15/2015	50,000	56,886
6.4%, 5/15/2038	225,000	270,322
6.45%, 3/15/2037	170,000	206,081
6.95%, 8/15/2037	150,000	190,846
DIRECTV Holdings LLC:
3.55%, 3/15/2015	150,000	156,130
5.875%, 10/1/2019	100,000	112,562
Hasbro, Inc., 6.35%, 3/15/2040	100,000	108,108
Home Depot, Inc., 5.4%, 3/1/2016	300,000	346,490
Johnson Controls, Inc., 5.0%, 3/30/2020	150,000	166,850
Lowe's Companies, Inc., 5.0%, 10/15/2015	125,000	140,098
McDonald's Corp.:
Series I, 5.8%, 10/15/2017	175,000	213,175
Series I, 6.3%, 10/15/2037	75,000	104,803
McGraw-Hill Companies, Inc., 5.9%, 11/15/2017	50,000	54,408
NBCUniversal Media LLC:
3.65%, 4/30/2015	550,000	580,508
5.15%, 4/30/2020	50,000	55,669
News America, Inc.:
6.4%, 12/15/2035	50,000	54,790
6.65%, 11/15/2037	100,000	113,293
6.9%, 3/1/2019	100,000	117,530
6.9%, 8/15/2039	50,000	57,798
Nordstrom, Inc., 6.25%, 1/15/2018	150,000	177,408
Omnicom Group, Inc., 4.45%, 8/15/2020	100,000	103,079
Target Corp.:
5.375%, 5/1/2017	200,000	235,057
7.0%, 1/15/2038	75,000	104,836
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	122,511
The Board of Trustees of the Leland Stanford Junior University, 4.75%, 5/1/2019	100,000	116,207
Time Warner Cable, Inc.:
5.85%, 5/1/2017	450,000	512,473
6.75%, 6/15/2039	225,000	265,886
8.75%, 2/14/2019	125,000	159,616
Time Warner, Inc.:
4.875%, 3/15/2020	100,000	108,363
5.875%, 11/15/2016	350,000	403,979
6.25%, 3/29/2041	100,000	119,895
6.625%, 5/15/2029	10,000	11,788
6.95%, 1/15/2028	30,000	36,234
7.7%, 5/1/2032	25,000	32,617
VF Corp., 6.45%, 11/1/2037	20,000	26,051
Viacom, Inc., 6.875%, 4/30/2036	100,000	125,156
Walt Disney Co.:
Series B, 5.875%, 12/15/2017	50,000	60,600
6.2%, 6/20/2014	75,000	84,947
Whirlpool Corp., 5.5%, 3/1/2013	100,000	103,925
Yum! Brands, Inc., 6.25%, 4/15/2016	50,000	57,811
		6,656,439
Consumer Staples 1.9%
Altria Group, Inc.:
9.25%, 8/6/2019	125,000	167,844
9.7%, 11/10/2018	100,000	134,541
10.2%, 2/6/2039	200,000	311,224
Anheuser-Busch Companies, Inc.:
4.95%, 1/15/2014	100,000	107,771
5.5%, 1/15/2018	25,000	28,837
5.95%, 1/15/2033	50,000	60,143
Anheuser-Busch InBev Worldwide, Inc.:
4.125%, 1/15/2015	200,000	215,632
5.375%, 1/15/2020	300,000	351,841
Beam, Inc., 5.375%, 1/15/2016	18,000	19,763
Bottling Group LLC:
5.0%, 11/15/2013	50,000	54,168
5.5%, 4/1/2016	50,000	57,925
Coca-Cola Refreshments U.S.A., Inc., 7.375%, 3/3/2014	100,000	113,583
ConAgra Foods, Inc.:
7.0%, 4/15/2019	50,000	58,792
7.125%, 10/1/2026	100,000	117,672
Costco Wholesale Corp., 5.5%, 3/15/2017	125,000	149,298
CVS Caremark Corp.:
5.75%, 6/1/2017	300,000	350,053
6.25%, 6/1/2027	100,000	120,991
Estee Lauder Companies, Inc., 6.0%, 5/15/2037	20,000	25,717
General Mills, Inc.:
5.2%, 3/17/2015	225,000	250,648
5.7%, 2/15/2017	50,000	58,583
Kellogg Co.:
4.15%, 11/15/2019	150,000	162,295
Series B, 7.45%, 4/1/2031	50,000	68,186
Kimberly-Clark Corp., 6.625%, 8/1/2037	150,000	213,173
Kraft Foods, Inc.:
6.125%, 2/1/2018	750,000	879,121
6.5%, 8/11/2017	100,000	118,957
Kroger Co.:
3.9%, 10/1/2015	100,000	107,496
5.5%, 2/1/2013	75,000	78,227
8.0%, 9/15/2029	50,000	68,533
Mead Johnson Nutrition Co.:
4.9%, 11/1/2019	50,000	55,030
5.9%, 11/1/2039	25,000	29,222
PepsiCo, Inc.:
3.1%, 1/15/2015	150,000	158,973
4.5%, 1/15/2020	300,000	339,838
4.65%, 2/15/2013	100,000	104,625
5.0%, 6/1/2018	100,000	116,175
Series B, 7.0%, 3/1/2029	25,000	34,382
Philip Morris International, Inc.:
4.875%, 5/16/2013	300,000	316,576
5.65%, 5/16/2018	150,000	177,423
6.375%, 5/16/2038	25,000	32,592
Procter & Gamble Co.:
4.7%, 2/15/2019	200,000	236,030
4.85%, 12/15/2015	150,000	171,431
Reynolds American, Inc., 7.625%, 6/1/2016	75,000	89,433
Safeway, Inc., 5.0%, 8/15/2019	100,000	106,686
Sara Lee Corp., 3.875%, 6/15/2013	100,000	103,240
Sysco Corp., 6.625%, 3/17/2039	50,000	72,022
Wal-Mart Stores, Inc.:
2.875%, 4/1/2015	400,000	423,966
4.25%, 4/15/2013	50,000	52,429
5.0%, 10/25/2040	500,000	588,468
5.25%, 9/1/2035	300,000	358,857
5.875%, 4/5/2027	50,000	60,791
6.2%, 4/15/2038	100,000	134,293
Walgreen Co., 5.25%, 1/15/2019	150,000	178,326
		8,391,822
Energy 2.0%
Alberta Energy Co., Ltd., 7.375%, 11/1/2031	50,000	62,531
Anadarko Petroleum Corp.:
5.95%, 9/15/2016	300,000	340,065
6.2%, 3/15/2040	100,000	111,289
Apache Corp.:
6.0%, 9/15/2013	200,000	217,883
6.0%, 1/15/2037	100,000	128,928
Buckeye Partners LP, 6.05%, 1/15/2018	50,000	55,379
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	66,237
Canadian Natural Resources Ltd.:
5.7%, 5/15/2017	350,000	413,826
6.25%, 3/15/2038	25,000	31,627
Cenovus Energy, Inc., 4.5%, 9/15/2014	200,000	215,456
Chevron Corp., 4.95%, 3/3/2019	300,000	354,330
Conoco, Inc., 6.95%, 4/15/2029	150,000	204,494
ConocoPhillips:
4.6%, 1/15/2015	200,000	221,199
5.75%, 2/1/2019	100,000	120,500
6.5%, 2/1/2039	200,000	276,653
6.65%, 7/15/2018	200,000	249,408
DCP Midstream LLC, 8.125%, 8/16/2030	25,000	32,190
Devon Energy Corp., 6.3%, 1/15/2019	50,000	61,158
El Paso Natural Gas Co., 5.95%, 4/15/2017	150,000	168,430
EnCana Corp.:
4.75%, 10/15/2013	50,000	52,553
5.9%, 12/1/2017	150,000	170,018
Energy Transfer Partners LP:
6.125%, 2/15/2017	25,000	27,448
6.625%, 10/15/2036	25,000	26,288
9.0%, 4/15/2019	125,000	148,684
Enterprise Products Operating LLC:
5.25%, 1/31/2020	300,000	331,238
Series G, 5.6%, 10/15/2014	50,000	54,783
Series L, 6.3%, 9/15/2017	150,000	175,669
Series D, 6.875%, 3/1/2033	25,000	30,173
EOG Resources, Inc., 5.625%, 6/1/2019	200,000	236,341
Halliburton Co.:
5.9%, 9/15/2018	75,000	90,258
6.7%, 9/15/2038	75,000	101,727
7.45%, 9/15/2039	50,000	72,244
Hess Corp., 7.125%, 3/15/2033	25,000	32,462
Husky Energy, Inc., 5.9%, 6/15/2014	200,000	217,374
Kinder Morgan Energy Partners LP:
6.85%, 2/15/2020	125,000	146,978
6.95%, 1/15/2038	150,000	169,423
7.3%, 8/15/2033	50,000	58,389
7.4%, 3/15/2031	50,000	59,745
Marathon Petroleum Corp., 6.5%, 3/1/2041	100,000	113,323
Nexen, Inc.:
7.5%, 7/30/2039	150,000	179,819
7.875%, 3/15/2032	50,000	62,217
ONEOK Partners LP:
6.15%, 10/1/2016	75,000	86,123
8.625%, 3/1/2019	25,000	32,092
ONEOK, Inc., 5.2%, 6/15/2015	50,000	54,799
Petro-Canada:
5.95%, 5/15/2035	100,000	115,056
6.8%, 5/15/2038	100,000	129,118
Petroleos Mexicanos, 6.0%, 3/5/2020	300,000	333,090
Plains All American Pipeline LP:
5.75%, 1/15/2020	50,000	55,802
6.5%, 5/1/2018	100,000	116,310
Spectra Energy Capital LLC, 6.2%, 4/15/2018	300,000	340,177
Statoil ASA, 5.25%, 4/15/2019	200,000	231,449
Suncor Energy, Inc., 5.95%, 12/1/2034	50,000	57,072
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	50,000	59,357
6.2%, 10/15/2037	50,000	62,319
6.35%, 5/15/2067	25,000	25,084
6.5%, 8/15/2018	150,000	183,565
Transocean, Inc.:
6.0%, 3/15/2018	50,000	51,101
6.8%, 3/15/2038	25,000	25,199
Union Pacific Resources Group, Inc., 7.5%, 10/15/2026	60,000	74,651
Valero Energy Corp.:
6.125%, 2/1/2020	200,000	222,465
6.625%, 6/15/2037	35,000	37,528
7.5%, 4/15/2032	25,000	29,251
Weatherford International Ltd.:
5.5%, 2/15/2016	50,000	54,989
6.0%, 3/15/2018	200,000	222,527
Williams Companies, Inc., 8.75%, 3/15/2032	23,000	30,136
Williams Partners LP:
5.25%, 3/15/2020	300,000	332,090
7.25%, 2/1/2017	50,000	59,317
		8,909,404
Financials 8.9%
ACE INA Holdings, Inc.:
5.7%, 2/15/2017	100,000	115,331
6.7%, 5/15/2036	50,000	64,899
Allstate Corp., 5.35%, 6/1/2033	50,000	51,522
Allstate Life Global Funding Trusts, 5.375%, 4/30/2013	200,000	211,187
American Express Co.:
4.875%, 7/15/2013	75,000	78,430
6.15%, 8/28/2017	175,000	200,140
7.0%, 3/19/2018	100,000	120,842
8.125%, 5/20/2019	575,000	743,401
American International Group, Inc.:
4.25%, 5/15/2013	100,000	99,863
5.05%, 10/1/2015	100,000	96,823
Series G, 5.85%, 1/16/2018	50,000	48,901
Ameriprise Financial, Inc., 5.3%, 3/15/2020	150,000	161,409
Apache Finance Canada Corp., 7.75%, 12/15/2029	25,000	36,496
Assurant, Inc., 5.625%, 2/15/2014	25,000	26,144
AXA SA, 8.6%, 12/15/2030	50,000	49,244
Bank of America Corp.:
4.5%, 4/1/2015	350,000	337,745
4.75%, 8/1/2015	100,000	96,468
4.9%, 5/1/2013	100,000	100,081
5.125%, 11/15/2014	200,000	199,110
5.375%, 6/15/2014	130,000	129,394
5.625%, 10/14/2016	100,000	95,938
5.75%, 8/15/2016	100,000	92,873
5.75%, 12/1/2017	425,000	401,421
Series L, 7.625%, 6/1/2019	500,000	517,108
Bank of America NA:
5.3%, 3/15/2017	250,000	225,478
6.0%, 10/15/2036	100,000	83,173
Bank of New York Mellon Corp.:
4.3%, 5/15/2014	100,000	107,295
5.45%, 5/15/2019	40,000	45,599
5.5%, 12/1/2017	50,000	56,036
Bank of Nova Scotia, 3.4%, 1/22/2015	400,000	420,150
Bank One Corp., 7.625%, 10/15/2026	50,000	58,352
Barclays Bank PLC:
5.125%, 1/8/2020	150,000	154,083
6.75%, 5/22/2019	150,000	166,293
BB&T Capital Trust II, 6.75%, 6/7/2036	25,000	24,809
BB&T Corp., 5.2%, 12/23/2015	500,000	535,299
Bear Stearns Companies LLC:
5.3%, 10/30/2015	150,000	161,308
5.7%, 11/15/2014	100,000	108,753
7.25%, 2/1/2018	285,000	334,120
Berkshire Hathaway Finance Corp.:
4.625%, 10/15/2013	150,000	159,595
5.75%, 1/15/2040	200,000	237,299
Berkshire Hathaway, Inc., 3.2%, 2/11/2015	200,000	212,032
BHP Billiton Finance (U.S.A.) Ltd.:
5.4%, 3/29/2017	150,000	173,950
5.5%, 4/1/2014	50,000	54,960
6.5%, 4/1/2019	50,000	61,778
BlackRock, Inc., 3.5%, 12/10/2014	200,000	213,565
Boston Properties LP, (REIT):
5.875%, 10/15/2019	100,000	112,616
6.25%, 1/15/2013	12,000	12,472
BP Capital Markets PLC, 4.75%, 3/10/2019	350,000	388,753
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	118,281
Bunge Ltd. Finance Corp., 5.35%, 4/15/2014	50,000	52,443
Capital One Financial Corp., 7.375%, 5/23/2014	250,000	274,678
Caterpillar Financial Services Corp.:
Series F, 4.75%, 2/17/2015	50,000	55,275
5.45%, 4/15/2018	100,000	116,898
6.125%, 2/17/2014	150,000	166,077
Charles Schwab Corp., 4.95%, 6/1/2014	50,000	54,187
China Development Bank Corp., 5.0%, 10/15/2015	50,000	54,127
Chubb Corp.:
6.0%, 5/11/2037	75,000	90,437
Series 1, 6.5%, 5/15/2038	25,000	32,147
Citigroup, Inc.:
5.0%, 9/15/2014	375,000	371,140
5.125%, 5/5/2014	100,000	102,341
5.3%, 1/7/2016	100,000	103,690
5.5%, 4/11/2013	450,000	459,415
5.5%, 2/15/2017	100,000	100,755
5.875%, 2/22/2033	100,000	83,875
6.0%, 8/15/2017	50,000	52,398
6.0%, 10/31/2033	100,000	85,672
6.125%, 11/21/2017	375,000	400,212
6.125%, 5/15/2018	100,000	106,436
6.5%, 8/19/2013	100,000	104,096
6.625%, 6/15/2032	75,000	69,557
8.125%, 7/15/2039	100,000	122,433
8.5%, 5/22/2019	100,000	117,709
CNA Financial Corp., 5.85%, 12/15/2014	100,000	105,371
Corp. Andina de Fomento, 5.2%, 5/21/2013	75,000	78,459
Credit Suisse (U.S.A.), Inc.:
4.875%, 1/15/2015	300,000	313,447
5.125%, 8/15/2015	25,000	26,334
5.375%, 3/2/2016	50,000	52,887
7.125%, 7/15/2032	50,000	59,138
Credit Suisse New York:
5.0%, 5/15/2013	200,000	205,161
5.4%, 1/14/2020	400,000	377,266
6.0%, 2/15/2018	100,000	98,623
Daimler Finance North America LLC, 6.5%, 11/15/2013	75,000	81,690
Deutsche Telekom International Finance BV:
5.75%, 3/23/2016	300,000	333,863
5.875%, 8/20/2013	100,000	106,006
Devon Financing Corp., ULC, 7.875%, 9/30/2031	50,000	70,725
Diageo Capital PLC, 5.75%, 10/23/2017	200,000	234,687
Diageo Finance BV, 5.5%, 4/1/2013	50,000	52,864
ERP Operating LP, (REIT), 4.75%, 7/15/2020	200,000	207,485
Export-Import Bank of Korea, 5.875%, 1/14/2015	300,000	321,742
Fifth Third Bancorp.:
4.5%, 6/1/2018	50,000	50,128
5.45%, 1/15/2017	25,000	26,359
8.25%, 3/1/2038	50,000	61,192
FleetBoston Financial Corp., 6.875%, 1/15/2028	45,000	40,417
General Electric Capital Corp.:
2.95%, 5/9/2016	100,000	102,848
Series A, 3.75%, 11/14/2014	300,000	316,220
Series A, 4.875%, 3/4/2015	475,000	515,348
Series A, 5.0%, 1/8/2016	150,000	164,119
5.45%, 1/15/2013	450,000	470,818
5.5%, 1/8/2020	200,000	220,058
Series A, 5.625%, 5/1/2018	500,000	560,001
5.875%, 1/14/2038	150,000	158,938
Series A, 6.15%, 8/7/2037	125,000	136,736
Series A, 6.75%, 3/15/2032	100,000	117,094
Genworth Financial, Inc., 5.75%, 6/15/2014	25,000	24,719
GlaxoSmithKline Capital, Inc.:
4.85%, 5/15/2013	100,000	105,833
5.65%, 5/15/2018	125,000	150,451
6.375%, 5/15/2038	125,000	167,257
H.J. Heinz Finance Co., 6.75%, 3/15/2032	50,000	63,930
Hartford Financial Services Group, Inc.:
4.625%, 7/15/2013	50,000	50,935
5.95%, 10/15/2036	25,000	23,188
HCP, Inc., (REIT), 6.0%, 1/30/2017	250,000	270,499
HSBC Bank U.S.A. NA:
4.625%, 4/1/2014	50,000	51,090
7.0%, 1/15/2039	50,000	54,213
HSBC Finance Corp.:
4.75%, 7/15/2013	50,000	51,057
5.0%, 6/30/2015	50,000	50,770
5.5%, 1/19/2016	100,000	102,328
HSBC Holdings PLC:
5.1%, 4/5/2021	1,000,000	1,062,593
6.5%, 5/2/2036	200,000	202,081
Inter-American Development Bank:
1.625%, 7/15/2013	500,000	506,498
3.875%, 9/17/2019	500,000	573,882
International Finance Corp., 3.0%, 4/22/2014	300,000	317,122
Jefferies Group, Inc., 8.5%, 7/15/2019	25,000	25,375
John Deere Capital Corp.:
2.95%, 3/9/2015	150,000	158,031
4.9%, 9/9/2013	100,000	106,689
JPMorgan Chase & Co.:
3.7%, 1/20/2015	300,000	311,041
4.625%, 5/10/2021	500,000	517,324
4.75%, 5/1/2013	100,000	104,542
5.125%, 9/15/2014	350,000	369,005
6.0%, 1/15/2018	350,000	390,488
6.125%, 6/27/2017	50,000	54,955
6.3%, 4/23/2019	100,000	113,264
JPMorgan Chase Bank NA, 5.875%, 6/13/2016	250,000	270,608
KeyBank NA:
5.45%, 3/3/2016	25,000	26,905
5.8%, 7/1/2014	350,000	373,689
Lincoln National Corp., 8.75%, 7/1/2019	400,000	486,544
Marsh & McLennan Companies, Inc., 5.75%, 9/15/2015	9,000	9,967
Mellon Funding Corp., 5.0%, 12/1/2014	50,000	53,890
Merrill Lynch & Co., Inc.:
5.0%, 2/3/2014	25,000	24,871
Series C, 5.0%, 1/15/2015	125,000	120,417
Series C, 5.45%, 2/5/2013	100,000	100,727
6.05%, 5/16/2016	50,000	47,128
6.22%, 9/15/2026	50,000	41,243
Series C, 6.4%, 8/28/2017	50,000	48,415
6.5%, 7/15/2018	50,000	48,520
MetLife, Inc.:
5.0%, 6/15/2015	175,000	190,644
6.4%, 12/15/2036	25,000	23,656
6.75%, 6/1/2016	300,000	345,611
Morgan Stanley:
4.2%, 11/20/2014	100,000	96,444
4.75%, 4/1/2014	500,000	492,543
5.3%, 3/1/2013	100,000	101,224
5.45%, 1/9/2017	100,000	96,276
Series F, 5.625%, 9/23/2019	300,000	277,824
Series F, 6.0%, 4/28/2015	450,000	450,783
7.3%, 5/13/2019	125,000	127,306
National City Corp., 4.9%, 1/15/2015	100,000	108,063
National Rural Utilities Cooperative Finance Corp., Series C, 8.0%, 3/1/2032	100,000	140,804
NiSource Finance Corp.:
5.25%, 9/15/2017	75,000	82,790
5.45%, 9/15/2020	75,000	83,074
Nordic Investment Bank, 5.0%, 2/1/2017	150,000	176,581
Novartis Capital Corp., 4.4%, 4/24/2020	150,000	170,973
Novartis Securities Investment Ltd., 5.125%, 2/10/2019	300,000	352,576
Petrobras International Finance Co.:
3.875%, 1/27/2016	200,000	206,042
5.75%, 1/20/2020	500,000	535,060
PNC Funding Corp.:
4.25%, 9/21/2015	150,000	160,805
6.7%, 6/10/2019	100,000	122,004
Principal Financial Group, Inc., 6.05%, 10/15/2036	300,000	315,291
Principal Life Income Funding Trust, 5.1%, 4/15/2014	25,000	26,408
ProLogis LP, 6.625%, 5/15/2018	125,000	135,755
Protective Life Corp.:
7.375%, 10/15/2019	50,000	55,486
8.45%, 10/15/2039	50,000	57,295
Prudential Financial, Inc.:
Series D, 3.875%, 1/14/2015	100,000	103,576
Series B, 5.1%, 9/20/2014	100,000	107,556
Series B, 5.75%, 7/15/2033	25,000	24,865
Series D, 6.625%, 12/1/2037	50,000	54,750
7.375%, 6/15/2019	100,000	118,206
Rio Tinto Finance (U.S.A.) Ltd., 9.0%, 5/1/2019	200,000	272,954
Royal Bank of Scotland PLC, 4.875%, 3/16/2015	350,000	334,664
Shell International Finance BV:
4.3%, 9/22/2019	200,000	232,070
6.375%, 12/15/2038	350,000	481,709
Simon Property Group LP, (REIT):
5.1%, 6/15/2015	50,000	54,634
5.25%, 12/1/2016	100,000	110,831
6.125%, 5/30/2018	130,000	149,241
SLM Corp., Series A, 5.0%, 10/1/2013	25,000	25,000
State Street Corp., 4.3%, 5/30/2014	100,000	107,027
Swiss Re Solutions Holding Corp., 6.45%, 3/1/2019	150,000	167,983
Telecom Italia Capital SA:
5.25%, 10/1/2015	175,000	160,533
6.375%, 11/15/2033	75,000	56,801
7.721%, 6/4/2038	100,000	85,285
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	275,000	281,080
5.15%, 1/15/2014	100,000	101,903
5.35%, 1/15/2016	125,000	128,143
5.375%, 3/15/2020	600,000	592,214
5.625%, 1/15/2017	25,000	24,515
5.95%, 1/18/2018	50,000	51,211
6.0%, 5/1/2014	400,000	415,206
6.125%, 2/15/2033	50,000	48,449
6.15%, 4/1/2018	250,000	258,022
6.25%, 9/1/2017	200,000	209,087
6.75%, 10/1/2037	400,000	372,205
The Travelers Companies, Inc.:
6.25%, 6/15/2037	150,000	186,521
6.75%, 6/20/2036	50,000	64,340
Total Capital SA, 3.0%, 6/24/2015	200,000	211,380
Toyota Motor Credit Corp., 3.2%, 6/17/2015	200,000	210,363
Tyco International Finance SA, 8.5%, 1/15/2019	100,000	128,808
UBS AG Stamford Branch:
Series 10, 5.875%, 7/15/2016	50,000	49,797
5.875%, 12/20/2017	325,000	338,341
UFJ Finance Aruba AEC, 6.75%, 7/15/2013	150,000	160,284
U.S. Bancorp., 3.15%, 3/4/2015	150,000	156,780
Vale Overseas Ltd.:
6.25%, 1/23/2017	100,000	112,692
6.875%, 11/21/2036	150,000	170,783
6.875%, 11/10/2039	100,000	114,540
Verizon Wireless Capital LLC:
5.55%, 2/1/2014	210,000	228,157
8.5%, 11/15/2018	200,000	269,940
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	79,467
5.0%, 8/15/2015	200,000	208,353
Wachovia Corp.:
4.875%, 2/15/2014	50,000	52,154
5.25%, 8/1/2014	50,000	52,739
Series G, 5.5%, 5/1/2013	325,000	342,907
5.625%, 10/15/2016	100,000	108,870
5.75%, 6/15/2017	50,000	56,492
Wells Fargo & Co.:
4.625%, 4/15/2014	100,000	103,999
4.95%, 10/16/2013	50,000	52,479
5.0%, 11/15/2014	50,000	53,501
5.125%, 9/15/2016	50,000	53,762
5.375%, 2/7/2035	150,000	161,209
5.625%, 12/11/2017	250,000	284,882
Wells Fargo Bank NA, Series AI, 4.75%, 2/9/2015	350,000	365,151
Western Union Co.:
5.93%, 10/1/2016	150,000	169,014
6.2%, 11/17/2036	25,000	26,601
Westpac Banking Corp.:
3.0%, 8/4/2015	350,000	354,061
4.875%, 11/19/2019	200,000	212,783
		39,977,113
Health Care 1.1%
Abbott Laboratories:
5.3%, 5/27/2040	100,000	119,754
6.0%, 4/1/2039	75,000	95,284
6.15%, 11/30/2037	50,000	65,455
Aetna, Inc., 6.625%, 6/15/2036	50,000	62,094
Amgen, Inc.:
4.5%, 3/15/2020	200,000	210,448
4.85%, 11/18/2014	25,000	27,094
5.85%, 6/1/2017	125,000	143,750
AstraZeneca PLC, 5.9%, 9/15/2017	250,000	301,976
Baxter International, Inc.:
1.8%, 3/15/2013	150,000	151,781
4.625%, 3/15/2015	25,000	27,646
Boston Scientific Corp., 6.0%, 1/15/2020	100,000	111,634
Bristol-Myers Squibb Co.:
5.25%, 8/15/2013	50,000	53,770
5.875%, 11/15/2036	22,000	27,995
Covidien International Finance SA:
6.0%, 10/15/2017	75,000	88,875
6.55%, 10/15/2037	25,000	31,761
Eli Lilly & Co., 5.2%, 3/15/2017	125,000	144,394
Express Scripts, Inc., 7.25%, 6/15/2019	125,000	148,959
Genentech, Inc., 4.75%, 7/15/2015	50,000	55,772
Johnson & Johnson:
4.85%, 5/15/2041	250,000	299,998
5.55%, 8/15/2017	100,000	120,720
6.95%, 9/1/2029	50,000	70,572
McKesson Corp., 5.7%, 3/1/2017	75,000	87,501
Medco Health Solutions, Inc., 7.125%, 3/15/2018	75,000	87,419
Medtronic, Inc.:
Series B, 4.75%, 9/15/2015	75,000	83,998
6.5%, 3/15/2039	25,000	34,451
Merck & Co., Inc.:
4.75%, 3/1/2015	100,000	111,659
5.0%, 6/30/2019	350,000	412,745
5.3%, 12/1/2013	50,000	54,351
5.85%, 6/30/2039	25,000	32,600
6.5%, 12/1/2033	25,000	34,451
Pfizer, Inc., 6.2%, 3/15/2019	300,000	370,172
Pharmacia Corp., 6.6%, 12/1/2028	75,000	98,093
Quest Diagnostics, Inc.:
4.75%, 1/30/2020	150,000	160,113
6.95%, 7/1/2037	25,000	31,082
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	26,120
5.0%, 8/15/2014	9,000	9,802
6.0%, 2/15/2018	500,000	594,480
WellPoint, Inc., 5.85%, 1/15/2036	150,000	175,544
Wyeth:
5.5%, 2/1/2014	150,000	164,439
5.5%, 2/15/2016	50,000	58,149
5.95%, 4/1/2037	150,000	192,146
		5,179,047
Industrials 1.5%
3M Co.:
Series E, 4.375%, 8/15/2013	100,000	106,298
5.7%, 3/15/2037	25,000	33,576
Archer-Daniels-Midland Co., 5.935%, 10/1/2032	75,000	92,965
Boeing Co.:
3.75%, 11/20/2016	100,000	109,615
5.125%, 2/15/2013	150,000	157,263
6.625%, 2/15/2038	50,000	69,475
Burlington Northern Santa Fe LLC, 5.75%, 5/1/2040	250,000	299,103
Canadian National Railway Co.:
4.4%, 3/15/2013	100,000	104,254
6.375%, 11/15/2037	50,000	67,499
Caterpillar, Inc.:
6.05%, 8/15/2036	25,000	32,307
7.3%, 5/1/2031	120,000	174,096
CRH America, Inc., 5.3%, 10/15/2013	100,000	103,864
CSX Corp.:
6.0%, 10/1/2036	100,000	117,842
6.15%, 5/1/2037	50,000	60,127
6.25%, 4/1/2015	250,000	285,652
Danaher Corp., 5.625%, 1/15/2018	50,000	58,779
Deere & Co., 8.1%, 5/15/2030	50,000	75,507
Emerson Electric Co.:
4.75%, 10/15/2015	75,000	83,869
5.25%, 10/15/2018	50,000	59,131
6.125%, 4/15/2039	50,000	67,912
General Dynamics Corp., 5.375%, 8/15/2015	100,000	114,309
General Electric Co.:
5.0%, 2/1/2013	200,000	208,419
5.25%, 12/6/2017	100,000	114,776
Honeywell International, Inc.:
5.3%, 3/15/2017	50,000	58,137
5.3%, 3/1/2018	50,000	58,965
5.7%, 3/15/2036	50,000	61,900
5.7%, 3/15/2037	50,000	62,638
Illinois Tool Works, Inc., 5.15%, 4/1/2014	300,000	329,553
Ingersoll-Rand Global Holding Co., Ltd., 6.875%, 8/15/2018	300,000	363,385
Koninklijke Philips Electronics NV, 6.875%, 3/11/2038	300,000	378,295
Lockheed Martin Corp.:
4.25%, 11/15/2019	150,000	159,548
Series B, 6.15%, 9/1/2036	75,000	85,813
M.D.C. Holdings, Inc., 5.375%, 7/1/2015	25,000	25,227
Norfolk Southern Corp.:
5.64%, 5/17/2029	96,000	118,111
7.25%, 2/15/2031	100,000	138,758
7.8%, 5/15/2027	4,000	5,661
Norfolk Southern Railway Co., 9.75%, 6/15/2020	40,000	57,878
Pitney Bowes, Inc.:
3.875%, 6/15/2013	100,000	103,342
6.25%, 3/15/2019	50,000	54,133
Raytheon Co.:
4.4%, 2/15/2020	100,000	109,840
7.2%, 8/15/2027	75,000	99,402
Republic Services, Inc., 5.0%, 3/1/2020	100,000	112,273
Rockwell Automation, Inc., 6.25%, 12/1/2037	50,000	64,360
Tyco International Ltd., 6.875%, 1/15/2021	50,000	62,036
Union Pacific Corp.:
5.75%, 11/15/2017	25,000	29,573
7.0%, 2/1/2016	50,000	60,175
7.875%, 1/15/2019	250,000	329,839
United Parcel Service of America, Inc., 8.375%, 4/1/2020	50,000	70,733
United Parcel Service, Inc., 5.5%, 1/15/2018	200,000	239,668
United Technologies Corp.:
4.875%, 5/1/2015	50,000	56,166
5.375%, 12/15/2017	100,000	118,293
6.125%, 7/15/2038	400,000	500,515
Waste Management, Inc.:
7.0%, 7/15/2028	50,000	62,690
7.1%, 8/1/2026	100,000	127,655
Xerox Corp., 6.75%, 2/1/2017	200,000	229,097
		6,930,297
Information Technology 0.8%
Cisco Systems, Inc.:
5.5%, 2/22/2016	250,000	290,932
5.5%, 1/15/2040	200,000	244,713
5.9%, 2/15/2039	50,000	62,601
Corning, Inc., 5.75%, 8/15/2040	50,000	58,704
Dell, Inc., 5.875%, 6/15/2019	350,000	411,013
Hewlett-Packard Co.:
2.2%, 12/1/2015	150,000	146,481
4.5%, 3/1/2013	300,000	308,535
4.75%, 6/2/2014	100,000	105,606
International Business Machines Corp.:
1.0%, 8/5/2013	200,000	201,575
5.6%, 11/30/2039	100,000	128,468
5.7%, 9/14/2017	150,000	181,632
6.5%, 1/15/2028	125,000	166,783
Microsoft Corp.:
0.875%, 9/27/2013	200,000	201,737
4.2%, 6/1/2019	100,000	115,278
5.2%, 6/1/2039	50,000	61,913
Oracle Corp.:
4.95%, 4/15/2013	75,000	79,204
5.0%, 7/8/2019	100,000	117,900
5.25%, 1/15/2016	100,000	115,470
6.125%, 7/8/2039	125,000	164,180
6.5%, 4/15/2038	100,000	135,128
Tyco Electronics Group SA, 6.55%, 10/1/2017	250,000	288,799
		3,586,652
Materials 0.8%
Alcoa, Inc.:
5.55%, 2/1/2017	75,000	79,977
5.9%, 2/1/2027	25,000	24,719
5.95%, 2/1/2037	75,000	71,131
6.15%, 8/15/2020	200,000	207,795
ArcelorMittal:
5.375%, 6/1/2013	100,000	102,370
6.125%, 6/1/2018	100,000	98,756
9.85%, 6/1/2019	75,000	83,416
Barrick Gold Corp., 6.95%, 4/1/2019	125,000	153,507
Cliffs Natural Resources, Inc., 6.25%, 10/1/2040	50,000	49,246
Dow Chemical Co., 7.6%, 5/15/2014	250,000	282,704
E.I. du Pont de Nemours & Co.:
3.25%, 1/15/2015	200,000	213,288
6.0%, 7/15/2018	175,000	213,899
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	100,000	106,250
International Paper Co.:
7.5%, 8/15/2021	125,000	154,295
7.95%, 6/15/2018	100,000	121,723
Monsanto Co.:
5.5%, 8/15/2025	25,000	29,858
Series 1, 5.5%, 7/30/2035	50,000	59,547
Newmont Mining Corp.:
5.125%, 10/1/2019	100,000	110,767
5.875%, 4/1/2035	20,000	22,644
Nucor Corp.:
5.85%, 6/1/2018	25,000	29,827
6.4%, 12/1/2037	50,000	66,173
Potash Corp. of Saskatchewan, Inc., 6.5%, 5/15/2019	100,000	123,914
PPG Industries, Inc., 6.65%, 3/15/2018	300,000	362,942
Praxair, Inc.:
3.95%, 6/1/2013	50,000	52,316
4.5%, 8/15/2019	75,000	85,770
Rio Tinto Alcan, Inc.:
4.5%, 5/15/2013	100,000	104,171
5.2%, 1/15/2014	25,000	26,707
5.75%, 6/1/2035	25,000	29,557
6.125%, 12/15/2033	50,000	61,543
Rohm & Haas Co., 6.0%, 9/15/2017	300,000	341,105
Southern Copper Corp., 6.75%, 4/16/2040	300,000	300,185
		3,770,102
Telecommunication Services 1.3%
America Movil SAB de CV:
5.75%, 1/15/2015	50,000	55,350
6.125%, 11/15/2037	100,000	118,603
6.125%, 3/30/2040	100,000	118,896
Ameritech Capital Funding Corp., 6.55%, 1/15/2028	100,000	111,497
AT&T, Inc.:
4.85%, 2/15/2014	100,000	107,787
5.1%, 9/15/2014	225,000	247,825
5.6%, 5/15/2018	200,000	232,391
5.8%, 2/15/2019	450,000	531,013
6.55%, 2/15/2039	300,000	381,612
6.8%, 5/15/2036	50,000	63,306
8.0%, 11/15/2031	20,000	28,251
BellSouth Corp.:
5.2%, 9/15/2014	100,000	110,549
6.0%, 11/15/2034	100,000	113,467
British Telecommunications PLC:
5.95%, 1/15/2018	50,000	55,254
9.625%, 12/15/2030	70,000	98,651
Embarq Corp.:
7.082%, 6/1/2016	175,000	189,691
7.995%, 6/1/2036	125,000	129,524
France Telecom SA:
5.375%, 7/8/2019	150,000	165,075
8.5%, 3/1/2031	75,000	106,944
Koninklijke (Royal) KPN NV, 8.375%, 10/1/2030	50,000	64,155
Motorola Solutions, Inc., 7.5%, 5/15/2025	50,000	58,990
Nokia Corp., 5.375%, 5/15/2019	150,000	151,369
Qwest Corp., 8.375%, 5/1/2016	150,000	171,806
Rogers Communications, Inc., 6.8%, 8/15/2018	100,000	121,814
Telefonica Emisiones SAU:
6.421%, 6/20/2016	125,000	130,812
7.045%, 6/20/2036	150,000	146,260
Verizon Communications, Inc.:
5.55%, 2/15/2016	100,000	114,427
6.35%, 4/1/2019	675,000	822,492
Verizon Global Funding Corp.:
7.75%, 12/1/2030	100,000	139,272
7.75%, 6/15/2032	100,000	138,739
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	100,000	104,117
Vodafone Group PLC:
5.0%, 9/15/2015	575,000	641,870
6.15%, 2/27/2037	125,000	155,550
		5,927,359
Utilities 1.7%
Alabama Power Co.:
5.7%, 2/15/2033	50,000	62,749
6.125%, 5/15/2038	100,000	133,150
American Electric Power Co., Inc., 5.25%, 6/1/2015	100,000	109,484
American Water Capital Corp., 6.085%, 10/15/2017	100,000	116,325
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	27,367
CenterPoint Energy Houston Electric LLC, Series J2, 5.7%, 3/15/2013	100,000	104,961
Cleveland Electric Illuminating Co.:
5.7%, 4/1/2017	150,000	165,006
Series D, 7.88%, 11/1/2017	75,000	94,249
Commonwealth Edison Co.:
5.8%, 3/15/2018	50,000	59,029
Series 106, 6.15%, 9/15/2017	100,000	118,751
Consolidated Edison Co. of New York:
4.875%, 2/1/2013	50,000	51,994
Series 2005-A, 5.3%, 3/1/2035	150,000	175,157
6.2%, 6/15/2036	125,000	162,653
Series 08-B, 6.75%, 4/1/2038	50,000	70,013
Constellation Energy Group, Inc., 4.55%, 6/15/2015	30,000	31,675
Detroit Edison Co., 5.7%, 10/1/2037	50,000	62,515
Dominion Resources, Inc.:
Series C, 5.15%, 7/15/2015	50,000	55,726
Series F, 5.25%, 8/1/2033	100,000	109,749
Series B, 5.95%, 6/15/2035	50,000	59,508
Duke Energy Carolinas LLC:
5.3%, 10/1/2015	75,000	85,366
6.05%, 4/15/2038	140,000	183,278
Duke Energy Indiana, Inc.:
5.0%, 9/15/2013	100,000	105,840
6.45%, 4/1/2039	150,000	201,037
Duke Energy Ohio, Inc., 2.1%, 6/15/2013	100,000	101,676
Entergy Texas, Inc., 7.125%, 2/1/2019	140,000	170,841
Exelon Corp., 5.625%, 6/15/2035	25,000	26,911
Exelon Generation Co., LLC, 5.2%, 10/1/2019	125,000	137,312
Florida Power & Light Co.:
4.95%, 6/1/2035	50,000	57,473
5.55%, 11/1/2017	400,000	481,654
5.65%, 2/1/2037	50,000	62,854
Florida Power Corp., 5.65%, 6/15/2018	125,000	149,353
Georgia Power Co., 4.25%, 12/1/2019	100,000	111,550
KeySpan Corp., 8.0%, 11/15/2030	50,000	66,959
MidAmerican Energy Co., 5.3%, 3/15/2018	100,000	116,773
MidAmerican Energy Holdings Co.:
6.125%, 4/1/2036	175,000	209,011
6.5%, 9/15/2037	100,000	125,563
Nevada Power Co., Series N, 6.65%, 4/1/2036	25,000	33,495
Northern States Power Co., 6.25%, 6/1/2036	100,000	138,467
NSTAR Electric Co., 4.875%, 4/15/2014	25,000	26,965
Oncor Electric Delivery Co., 7.0%, 9/1/2022	300,000	384,293
Pacific Gas & Electric Co.:
5.4%, 1/15/2040	50,000	58,151
5.625%, 11/30/2017	25,000	29,583
5.8%, 3/1/2037	100,000	121,792
6.05%, 3/1/2034	200,000	247,568
PPL Energy Supply LLC, 5.4%, 8/15/2014	100,000	107,919
Progress Energy, Inc.:
6.0%, 12/1/2039	100,000	125,302
7.75%, 3/1/2031	50,000	71,004
PSEG Power LLC, 5.5%, 12/1/2015	50,000	55,575
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	78,426
Puget Sound Energy, Inc.:
5.483%, 6/1/2035	25,000	29,484
5.795%, 3/15/2040	100,000	124,019
San Diego Gas & Electric Co., 5.35%, 5/15/2040	50,000	63,238
Scottish Power Ltd., 5.375%, 3/15/2015	150,000	157,789
Sempra Energy, 6.0%, 2/1/2013	25,000	26,181
Sierra Pacific Power Co., 5.45%, 9/1/2013	50,000	53,221
Southern California Edison Co.:
Series 2008-A, 5.95%, 2/1/2038	55,000	71,582
6.0%, 1/15/2034	50,000	64,431
6.05%, 3/15/2039	50,000	66,250
6.65%, 4/1/2029	100,000	131,824
Southern California Gas Co., 5.75%, 11/15/2035	50,000	64,151
Southern Union Co., 8.25%, 11/15/2029	50,000	59,375
Southwestern Electric Power Co.:
Series F, 5.875%, 3/1/2018	150,000	171,601
6.2%, 3/15/2040	100,000	122,142
TransAlta Corp., 4.75%, 1/15/2015	150,000	161,117
Union Electric Co., 6.4%, 6/15/2017	100,000	119,530
United Utilities PLC, 5.375%, 2/1/2019	30,000	31,718
Virginia Electric & Power Co.:
Series A, 5.4%, 1/15/2016	200,000	230,497
5.4%, 4/30/2018	200,000	238,578
8.875%, 11/15/2038	50,000	82,611
Xcel Energy, Inc., 6.5%, 7/1/2036	75,000	96,280
		7,807,671
Total Corporate Bonds (Cost $89,352,872)		97,135,906

Mortgage-Backed Securities Pass-Throughs 31.7%
Federal Home Loan Mortgage Corp.:
2.154%*, 12/1/2033	41,473	42,464
2.375%*, 3/1/2035	14,091	14,894
2.479%*, 9/1/2035	111,945	119,222
2.499%*, 12/1/2035	106,819	111,802
2.522%*, 3/1/2036	498,631	529,945
2.551%*, 8/1/2036	25,411	27,067
2.556%*, 11/1/2035	53,162	56,373
2.563%*, 9/1/2035	35,019	36,809
2.921%*, 11/1/2035	78,371	83,410
3.0%, 11/1/2026	298,722	308,955
3.5%, with various maturities from 5/1/2025 until 1/1/2041 (a)	1,981,630	2,058,907
4.0%, with various maturities from 1/1/2020 until 1/1/2041 (a)	7,091,394	7,446,610
4.5%, with various maturities from 1/1/2020 until 3/1/2041 (a)	10,510,793	11,209,407
4.807%*, 5/1/2037	21,703	22,951
4.923%*, 12/1/2034	33,334	35,340
5.0%, with various maturities from 12/1/2017 until 3/1/2040	8,815,596	9,496,044
5.145%*, 6/1/2035	43,969	46,173
5.5%, with various maturities from 11/1/2013 until 11/1/2038	4,782,560	5,193,574
5.511%*, 1/1/2037	37,187	39,889
5.619%*, 4/1/2036	30,036	31,942
5.693%*, 9/1/2037	92,886	98,335
5.706%*, 4/1/2037	101,414	110,382
5.771%*, 4/1/2037	35,327	37,404
5.81%*, 2/1/2038	133,078	144,847
5.843%*, 5/1/2037	46,102	49,789
5.891%*, 12/1/2036	20,639	21,996
6.0%, with various maturities from 9/1/2021 until 7/1/2038	3,848,436	4,227,310
6.009%*, 2/1/2037	35,510	37,925
6.5%, with various maturities from 12/1/2014 until 11/1/2037	1,315,821	1,458,488
7.0%, with various maturities from 12/1/2024 until 12/1/2026	35,882	40,649
7.5%, with various maturities from 5/1/2024 until 6/1/2027	6,027	6,953
Federal National Mortgage Association:
2.106%*, 6/1/2035	80,594	84,279
2.364%*, 3/1/2035	104,339	110,329
2.372%*, 10/1/2036	37,245	39,370
2.472%*, 6/1/2035	52,097	54,709
2.475%*, 6/1/2036	97,860	101,770
2.54%*, 11/1/2036	38,839	40,697
2.613%*, 1/1/2036	74,086	78,878
2.685%*, 4/1/2035	97,165	103,480
3.0%, 6/1/2026 (a)	400,000	413,062
3.303%*, 5/1/2041	188,442	197,625
3.5%, with various maturities from 10/1/2025 until 1/1/2041 (a)	3,263,036	3,396,977
3.503%*, 6/1/2041	261,726	274,487
3.597%*, 5/1/2040	242,373	253,731
4.0%, with various maturities from 12/1/2020 until 9/1/2041 (a)	13,582,943	14,339,111
4.088%*, 8/1/2036	19,025	20,142
4.5%, with various maturities from 2/1/2020 until 4/1/2041 (a)	15,020,552	16,034,492
4.916%*, 1/1/2037	30,019	31,970
4.934%*, 8/1/2035	110,725	119,673
5.0%, with various maturities from 11/1/2020 until 6/1/2040 (a)	9,902,767	10,726,748
5.051%*, 1/1/2037	20,999	22,199
5.074%*, 7/1/2035	33,849	35,872
5.5%, with various maturities from 8/1/2019 until 1/1/2040	10,511,406	11,434,806
5.524%*, 1/1/2036	92,151	98,141
5.543%*, 3/1/2037	26,943	28,296
5.97%*, 9/1/2036	26,289	28,022
6.0%, with various maturities from 12/1/2016 until 4/1/2039	6,290,022	6,929,918
6.5%, with various maturities from 1/1/2018 until 1/1/2038	2,204,347	2,457,041
7.0%, with various maturities from 6/1/2012 until 6/1/2038	537,440	602,127
7.5%, with various maturities from 1/1/2024 until 4/1/2028	15,702	18,292
8.0%, with various maturities from 12/1/2021 until 11/1/2031	23,123	27,277
8.5%, with various maturities from 12/1/2025 until 8/1/2031	7,016	8,299
Government National Mortgage Association:
3.0%*, 6/20/2041	293,014	303,286
3.5%, 11/20/2041	199,644	208,168
4.0%, with various maturities from 11/15/2024 until 6/20/2041 (a)	4,831,941	5,177,592
4.5%, with various maturities from 5/15/2039 until 1/20/2041 (a)	10,086,436	11,011,986
5.0%, with various maturities from 10/20/2035 until 5/20/2041 (a)	6,664,673	7,380,625
5.5%, with various maturities from 9/15/2033 until 10/20/2040	3,282,584	3,672,761
6.0%, with various maturities from 2/15/2029 until 9/20/2040	2,525,497	2,847,434
6.5%, with various maturities from 11/15/2023 until 10/20/2037	694,924	791,504
7.0%, 1/15/2039	68,130	77,515
7.5%, with various maturities from 8/15/2029 until 6/15/2032	30,171	35,253
8.0%, with various maturities from 7/15/2022 until 3/15/2032	60,593	71,032
8.5%, 11/15/2029	18,029	21,227
Total Mortgage-Backed Securities Pass-Throughs (Cost $137,038,990)		142,856,059

Asset-Backed 0.3%
Automobile Receivables 0.0%
USAA Auto Owner Trust, "A4", Series 2009-2, 2.53%, 7/15/2015	100,000	101,793
Credit Card Receivables 0.2%
Chase Issuance Trust, "A2", Series 2006-A2, 5.16%, 4/16/2018	150,000	173,146
Citibank Credit Card Issuance Trust:
"A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	107,485
"A8", Series 2004-A8, 4.9%, 12/12/2016	100,000	111,253
"C4", Series 2003-C4, 5.0%, 6/10/2015	40,000	41,703
"A3", Series 2006-A3, 5.3%, 3/15/2018	100,000	115,810
"A8", Series 2007-A8, 5.65%, 9/20/2019	200,000	240,022
"A3", Series 2007-A3, 6.15%, 6/15/2039	35,000	48,280
Discover Card Master Trust, "A4", Series 2008-A4, 5.65%, 12/15/2015	100,000	107,010
MBNA Credit Card Master Note Trust, "B1", Series 2004-B1, 4.45%, 8/15/2016	25,000	26,566
		971,275
Utilities 0.1%
CenterPoint Energy Transition Bond Co., LLC, "A4", Series 2005-A, 5.17%, 8/1/2019	100,000	115,004
Entergy Texas Restoration Funding LLC, "A3", Series 2009-A, 4.38%, 11/1/2023	50,000	57,172
		172,176
Total Asset-Backed (Cost $1,154,546)		1,245,244

Commercial Mortgage-Backed Securities 2.2%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	209,978
"A6", Series 2004-4, 4.877%, 7/10/2042	120,000	127,770
"AJ", Series 2005-6, 5.366%*, 9/10/2047	100,000	93,567
"AM", Series 2006-6, 5.39%, 10/10/2045	150,000	140,795
"A4", Series 2007-1, 5.451%, 1/15/2049	100,000	108,645
"A4", Series 2006-4, 5.634%, 7/10/2046	400,000	442,618
"AM", Series 2006-4, 5.675%, 7/10/2046	100,000	102,668
Bear Stearns Commercial Mortgage Securities, Inc.:
"A4", Series 2004-T14, 5.2%, 1/12/2041	500,000	531,252
"A4", Series 2007-T26, 5.471%, 1/12/2045	100,000	112,464
"A4", Series 2006-T24, 5.537%, 10/12/2041	300,000	336,800
"A4", Series 2006-PW13, 5.54%, 9/11/2041	250,000	278,327
Citigroup Commercial Mortgage Trust, "AJ", Series 2006-C4, 5.728%*, 3/15/2049	50,000	36,593
Commercial Mortgage Pass-Through Certificates:
"A4", Series 2006-C8, 5.306%, 12/10/2046	220,000	238,570
"A4", Series 2007-C9, 6.007%*, 12/10/2049	100,000	111,623
Credit Suisse Mortgage Capital Certificates:
"A3", Series 2006-C5, 5.311%, 12/15/2039	100,000	106,735
"A4", Series 2006-C1, 5.419%*, 2/15/2039	380,000	420,542
"A3", Series 2006-C4, 5.467%, 9/15/2039	125,000	132,939
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	210,357
Greenwich Capital Commercial Funding Corp.:
"A7", Series 2004-GG1, 5.317%*, 6/10/2036	200,000	213,138
"A4", Series 2007-GG11, 5.736%, 12/10/2049	115,000	124,060
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	106,751
"A6", Series 2004-GG2, 5.396%, 8/10/2038	100,000	107,077
"A4", Series 2006-GG6, 5.553%, 4/10/2038	100,000	108,724
GS Mortgage Securities Trust, "A4", Series 2007-GG10, 5.79%*, 8/10/2045	125,000	135,748
JPMorgan Chase Commercial Mortgage Securities Corp.:
"AJ", Series 2005-LDP5, 5.327%*, 12/15/2044	100,000	97,780
"A3", Series 2006-LDP9, 5.336%, 5/15/2047	323,000	342,542
"A3", Series 2007-LDPX, 5.42%, 1/15/2049	125,000	135,131
"A4", Series 2007-CB18, 5.44%, 6/12/2047	100,000	107,181
"A4", Series 2007-CB19, 5.74%*, 2/12/2049	100,000	108,194
"A4", Series 2007-LD11, 5.817%*, 6/15/2049	380,000	403,836
LB-UBS Commercial Mortgage Trust:
"A2", Series 2006-C6, 5.262%, 9/15/2039	5,354	5,358
"A3", Series 2006-C7, 5.347%, 11/15/2038	500,000	535,450
"A3", Series 2007-C2, 5.43%, 2/15/2040	175,000	186,665
"AM", Series 2006-C3, 5.712%, 3/15/2039	50,000	49,703
"A3", Series 2007-C7, 5.866%, 9/15/2045	105,000	115,165
"A2", Series 2008-C1, 6.145%*, 4/15/2041	300,000	339,627
Morgan Stanley Capital I:
"A2", Series 2011-C3, 3.224%, 7/15/2049	100,000	103,530
"A4", Series 2003-IQ6, 4.97%, 12/15/2041	358,000	377,934
"A4", Series 2005-HQ5, 5.168%, 1/14/2042	400,000	432,350
"A4", Series 2006-IQ12, 5.332%, 12/15/2043	500,000	558,875
"A4", Series 2007-T27, 5.638%*, 6/11/2042	185,000	210,741
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2004-C15, 4.803%, 10/15/2041	500,000	535,491
"A4", Series 2005-C22, 5.269%*, 12/15/2044	500,000	550,189
"AM", Series 2005-C22, 5.319%*, 12/15/2044	100,000	101,802
"AM", Series 2006-C26, 5.97%*, 6/15/2045	130,000	134,654
Total Commercial Mortgage-Backed Securities (Cost $9,023,314)		9,969,939

Government & Agency Obligations 44.1%
Other Government Related (b) 1.6%
European Investment Bank:
2.375%, 3/14/2014	1,200,000	1,227,860
4.25%, 7/15/2013	200,000	209,345
4.625%, 5/15/2014	450,000	484,550
4.875%, 2/15/2036	200,000	218,289
5.125%, 5/30/2017	50,000	58,140
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	146,225
International Bank for Reconstruction & Development:
1.75%, 7/15/2013	700,000	712,908
4.75%, 2/15/2035	25,000	31,675
5.0%, 4/1/2016	50,000	58,106
8.625%, 10/15/2016	100,000	132,371
Japan Finance Corp., 2.875%, 2/2/2015	300,000	316,203
KfW Bankengruppe:
Zero Coupon, 6/29/2037	500,000	206,500
2.375%, 8/25/2021	200,000	199,746
2.625%, 3/3/2015	600,000	629,098
3.25%, 3/15/2013	750,000	772,342
3.5%, 3/10/2014	100,000	105,571
4.125%, 10/15/2014	150,000	162,549
7.0%, 3/1/2013	275,000	291,798
Landwirtschaftliche Rentenbank:
3.125%, 7/15/2015	200,000	212,228
3.25%, 3/15/2013	250,000	256,932
5.125%, 2/1/2017	100,000	116,738
Oesterreichische Kontrollbank AG, 4.5%, 3/9/2015	350,000	379,507
Ontario Electricity Financial Corp., 7.45%, 3/31/2013	50,000	53,951
Pemex Project Funding Master Trust:
5.75%, 3/1/2018	200,000	220,000
6.625%, 6/15/2035	50,000	56,688
		7,259,320
Sovereign Bonds 1.8%
Export Development Canada, 3.125%, 4/24/2014	300,000	317,587
Federal Republic of Brazil:
5.625%, 1/7/2041	250,000	290,000
6.0%, 1/17/2017	100,000	116,750
7.125%, 1/20/2037	50,000	69,000
7.875%, 3/7/2015	300,000	357,000
8.875%, 10/14/2019	100,000	139,000
8.875%, 4/15/2024	100,000	149,000
11.0%, 8/17/2040	755,000	998,487
Government of Canada, 2.375%, 9/10/2014	300,000	315,039
Province of Ontario:
4.0%, 10/7/2019	300,000	331,213
4.375%, 2/15/2013	100,000	104,006
4.4%, 4/14/2020	500,000	569,699
4.5%, 2/3/2015	150,000	164,713
4.95%, 11/28/2016	25,000	28,739
Province of Quebec:
4.625%, 5/14/2018	50,000	57,489
5.125%, 11/14/2016	50,000	58,152
Series NN, 7.125%, 2/9/2024	100,000	138,464
Series PD, 7.5%, 9/15/2029	100,000	149,623
Republic of Chile, 5.5%, 1/15/2013	200,000	209,302
Republic of Colombia, 4.375%, 7/12/2021	250,000	268,750
Republic of Italy:
4.5%, 1/21/2015	250,000	238,078
5.375%, 6/12/2017	300,000	277,763
5.375%, 6/15/2033	100,000	84,391
Republic of Korea:
4.875%, 9/22/2014	50,000	53,780
5.125%, 12/7/2016	100,000	111,414
Republic of Panama:
5.2%, 1/30/2020	100,000	113,250
7.25%, 3/15/2015	300,000	346,500
Republic of Peru:
6.55%, 3/14/2037	50,000	63,500
7.35%, 7/21/2025	315,000	417,375
Republic of Poland, 6.375%, 7/15/2019	200,000	221,500
Republic of South Africa, 6.875%, 5/27/2019	100,000	120,500
State of Israel, 5.125%, 3/26/2019	100,000	111,627
United Mexican States:
5.625%, 1/15/2017	670,000	770,500
6.375%, 1/16/2013	350,000	365,750
Series A, 6.75%, 9/27/2034	216,000	281,340
		8,409,281
U.S. Government Sponsored Agencies 5.6%
Federal Home Loan Bank:
3.375%, 2/27/2013	1,000,000	1,035,279
3.875%, 6/14/2013	1,000,000	1,050,807
Federal Home Loan Mortgage Corp.:
1.0%, 8/20/2014	1,000,000	1,006,322
1.625%, 4/15/2013 (c)	3,000,000	3,050,412
2.5%, 4/23/2014	2,200,000	2,299,746
2.5%, 5/27/2016	1,000,000	1,059,075
2.875%, 2/9/2015	1,000,000	1,066,456
3.75%, 3/27/2019	1,000,000	1,141,531
4.5%, 1/15/2013	500,000	521,954
6.25%, 7/15/2032	300,000	436,627
6.75%, 9/15/2029	3,000	4,443
Federal National Mortgage Association:
0.75%, 12/19/2014	2,000,000	2,006,166
1.625%, 10/26/2015	2,000,000	2,049,616
1.75%, 5/7/2013 (c)	2,000,000	2,037,506
3.25%, 4/9/2013 (c)	2,350,000	2,440,160
3.875%, 7/12/2013	1,400,000	1,476,388
6.25%, 5/15/2029	1,000,000	1,407,867
7.125%, 1/15/2030	50,000	76,858
7.25%, 5/15/2030	200,000	312,344
Tennessee Valley Authority, 5.25%, 9/15/2039	500,000	638,255
		25,117,812
U.S. Treasury Obligations 35.1%
U.S. Treasury Bonds:
3.5%, 2/15/2039	1,950,000	2,193,446
3.875%, 8/15/2040	500,000	599,375
4.25%, 5/15/2039 (c)	3,225,000	4,102,806
4.375%, 2/15/2038	565,000	730,439
4.375%, 11/15/2039 (c)	3,290,000	4,271,344
4.375%, 5/15/2040 (c)	900,000	1,169,156
4.5%, 2/15/2036	50,000	65,430
4.5%, 8/15/2039	2,500,000	3,306,640
4.625%, 2/15/2040 (c)	1,100,000	1,483,625
6.0%, 2/15/2026	385,000	554,881
6.25%, 8/15/2023	1,200,000	1,717,500
7.25%, 8/15/2022	415,000	628,142
7.625%, 11/15/2022	90,000	140,119
7.875%, 2/15/2021	300,000	457,805
8.0%, 11/15/2021	565,000	883,077
U.S. Treasury Notes:
0.75%, 8/15/2013	5,000,000	5,041,600
0.875%, 11/30/2016 (c)	2,000,000	2,006,094
1.0%, 1/15/2014 (c)	4,000,000	4,059,064
1.375%, 1/15/2013 (c)	5,000,000	5,062,110
1.375%, 11/30/2015 (c)	5,000,000	5,152,345
1.5%, 12/31/2013	1,000,000	1,024,844
1.75%, 4/15/2013 (c)	10,000,000	10,198,440
1.75%, 3/31/2014 (c)	3,000,000	3,098,202
1.875%, 2/28/2014 (c)	4,000,000	4,136,248
1.875%, 6/30/2015 (c)	5,000,000	5,239,060
1.875%, 8/31/2017	6,000,000	6,279,846
2.0%, 11/30/2013 (c)	1,100,000	1,136,309
2.125%, 11/30/2014	2,000,000	2,100,624
2.125%, 8/15/2021 (c)	8,500,000	8,717,812
2.25%, 5/31/2014 (c)	2,500,000	2,615,430
2.25%, 1/31/2015	2,000,000	2,112,656
2.25%, 3/31/2016 (c)	4,000,000	4,266,564
2.375%, 8/31/2014 (c)	3,000,000	3,160,314
2.375%, 9/30/2014	1,200,000	1,266,094
2.5%, 4/30/2015 (c)	5,000,000	5,335,940
2.625%, 7/31/2014 (c)	2,250,000	2,382,012
2.625%, 12/31/2014 (c)	4,500,000	4,799,529
2.625%, 2/29/2016	1,750,000	1,891,641
2.625%, 8/15/2020 (c)	3,250,000	3,505,177
2.625%, 11/15/2020 (c)	4,000,000	4,306,248
2.75%, 2/28/2013	500,000	514,805
3.0%, 8/31/2016	2,000,000	2,202,968
3.125%, 9/30/2013 (c)	2,500,000	2,624,707
3.25%, 3/31/2017 (c)	3,500,000	3,918,908
3.375%, 11/15/2019 (c)	3,500,000	3,989,727
3.625%, 12/31/2012	500,000	517,227
3.625%, 8/15/2019 (c)	2,500,000	2,895,507
3.625%, 2/15/2020	4,000,000	4,639,064
3.625%, 2/15/2021	4,000,000	4,644,064
3.75%, 11/15/2018	475,000	552,596
4.0%, 8/15/2018	600,000	706,640
4.25%, 11/15/2013 (c)	2,950,000	3,168,253
4.5%, 11/15/2015	1,480,000	1,701,538
4.5%, 2/15/2016	660,000	763,074
4.5%, 5/15/2017	1,140,000	1,352,058
4.875%, 8/15/2016 (c)	2,425,000	2,876,089
		158,265,213
Total Government & Agency Obligations (Cost $184,223,595)		199,051,626

Municipal Bonds and Notes 1.1%
California, Bay Area Toll Authority, Toll Bridge Revenue, Build America Bonds, 6.263%, 4/1/2049 (d)	200,000	261,190
California, Metropolitan Water District of Southern California, Build America Bonds, 6.947%, 7/1/2040 (d)	100,000	118,060
California, State Build America Bonds:
7.3%, 10/1/2039 (d)	350,000	418,649
7.55%, 4/1/2039 (d)	90,000	110,565
Chicago, IL, Board of Education, Qualified School Construction Bond, 6.319%, 11/1/2029 (d)	100,000	111,162
Chicago, IL, Transit Authority, Transfer Tax Receipts Revenue, Series A, 6.899%, 12/1/2040 (d)	50,000	59,287
Chicago, IL, Taxable Project, Series C1, 7.781%, 1/1/2035 (d)	50,000	60,802
Clark County, NV, Airport Revenue, Build America Bonds, Series C, 6.82%, 7/1/2045 (d)	120,000	153,214
Connecticut, State General Obligation, Series A, 5.85%, 3/15/2032 (d)	200,000	244,636
East Bay, CA, Municipal Utility District Water Systems Revenue, Build America Bonds, 5.874%, 6/1/2040 (d)	100,000	125,291
Georgia, Municipal Electric Authority, Build America Bonds, Plant Vogtle Units 3 & 4 Project, Series J, 6.637%, 4/1/2057 (d)	100,000	105,939
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033 (d)	275,000	251,927
Illinois, State Build America Bonds, 6.63%, 2/1/2035 (d)	300,000	314,568
Los Angeles, CA, Department of Airports Revenue, Build America Bonds, Series C, 6.582%, 5/15/2039 (d)	125,000	151,486
Los Angeles, CA, Unified School District, Build America Bonds, 6.758%, 7/1/2034 (d)	200,000	251,182
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043 (d)	50,000	60,250
New Jersey, State Transportation Trust Fund Authority, Build America Bonds:
Series C, 6.104%, 12/15/2028 (d)	300,000	324,144
Series B, 6.561%, 12/15/2040 (d)	50,000	65,215
New York, State Dormitory Authority, Personal Income Tax Revenue, Build America Bonds, 5.6%, 3/15/2040 (d)	125,000	150,011
New York, State Dormitory Authority, State Personal Income Tax Revenue, Build America Bonds, 5.628%, 3/15/2039 (d)	25,000	29,180
New York, Metropolitan Transportation Authority Revenue, Build America Bonds, 5.871%, 11/15/2039 (d)	150,000	161,929
New York, Build America Bonds, Series F-1, 6.646%, 12/1/2031 (d)	100,000	117,143
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Build America Bonds:
5.724%, 6/15/2042 (d)	100,000	121,517
5.75%, 6/15/2041 (d)	200,000	246,244
North Texas, Tollway Authority Revenue, Build America Bonds, 6.718%, 1/1/2049 (d)	100,000	124,629
Ohio, State University General Receipts, Build America Bonds, 4.91%, 6/1/2040 (d)	50,000	57,627
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027 (d)	25,000	29,489
Pennsylvania, State Public School Building Authority Revenue, Qualified School Construction Bond, Series A, 5.0%, 9/15/2027 (d)	100,000	105,235
Phoenix, AZ, Build America Bonds, Series A, 5.269%, 7/1/2034 (d)	40,000	46,058
Port Authority of New York & New Jersey, One Hundred Sixty-fourth Series, 5.647%, 11/1/2040 (d)	150,000	170,742
San Antonio, TX, Electric & Gas Revenue, Build America Bonds, 5.985%, 2/1/2039 (d)	50,000	63,875
Texas, University Revenues, Build America Bonds, Series C, 4.794%, 8/15/2046 (d)	50,000	57,570
Texas, State Transportation Commission Revenue, Build America Bonds, Series B, 5.178%, 4/1/2030 (d)	50,000	59,227
Texas, Build America Bonds, 5.517%, 4/1/2039 (d)	50,000	62,612
Utah, Build America Bonds, Series B, 3.539%, 7/1/2025 (d)	50,000	53,146
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Build American Bonds, 5.491%, 11/1/2039 (d)	50,000	60,440
Total Municipal Bonds and Notes (Cost $4,306,187)		4,904,241

Preferred Securities 0.2%
Financials
Capital One Capital V, 10.25%, 8/15/2039	100,000	103,750
Goldman Sachs Capital II, 5.793%, 6/1/2012 (e)	50,000	30,750
JPMorgan Chase Capital XXVII, Series AA, 7.0%, 11/1/2039	215,000	216,344
MUFG Capital Finance 1 Ltd., 6.346%, 7/25/2016 (e)	100,000	101,564
SunTrust Capital VIII, 6.1%, 12/15/2036	350,000	345,625
Total Preferred Securities (Cost $769,632)		798,033

	Shares	Value ($)

Securities Lending Collateral 24.6%
Daily Assets Fund Institutional, 0.18% (f) (g) (Cost $110,993,424)	110,993,424	110,993,424

Cash Equivalents 9.8%
Central Cash Management Fund, 0.07% (f) (Cost $44,155,737)	44,155,737	44,155,737

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $581,018,297)+	135.5	611,110,209
Other Assets and Liabilities, Net (c)	(35.5)	(160,228,990)
Net Assets	100.0	450,881,219

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

+ The cost for federal income tax purposes was $581,042,728. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $30,067,481. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,780,101 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $712,620.

(a) When-issued or delayed delivery security included.

(b) Government-backed debt issued by financial companies or government sponsored enterprises.

(c) All or a portion of these securities were on loan amounting to $103,342,672. In addition, included in other assets and liabilities, net are pending sales, amounting to $4,970,538, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $108,313,210, which is 24.0% of net assets.

(d) Taxable issue.

(e) Date shown is call date; not a maturity date for the perpetual preferred securities.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$97,135,906	$—	$97,135,906
Mortgage-Backed Securities Pass-Throughs	—	142,856,059	—	142,856,059
Asset-Backed	—	1,245,244	—	1,245,244
Commercial Mortgage- Backed Securities	—	9,969,939	—	9,969,939
Government & Agency Obligations	—	199,051,626	—	199,051,626
Municipal Bonds and Notes	—	4,904,241	—	4,904,241
Preferred Securities	—	798,033	—	798,033
Short-Term Investments (h)	155,149,161	—	—	155,149,161
Total	$155,149,161	$455,961,048	$—	$611,110,209

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(h) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $425,869,136) — including $103,342,672 of securities loaned	$455,961,048
Investment in Daily Assets Fund Institutional (cost $110,993,424)*	110,993,424
Investment in Central Cash Management Fund (cost $44,155,737)	44,155,737
Total investments in securities, at value (cost $581,018,297)	611,110,209
Cash	10,000
Receivable for investments sold	11,171,930
Receivable for investments sold — when-issued/delayed delivery securities	8,848,596
Receivable for Fund shares sold	794,339
Interest receivable	3,421,396
Due from Advisor	15,359
Other assets	44,880
Total assets	635,416,709
Liabilities
Payable upon return of securities loaned	110,993,424
Payable for investments purchased — when-issued/delayed delivery securities	38,706,430
Payable for Fund shares redeemed	34,256,599
Distributions payable	240,546
Accrued management fee	11,619
Other accrued expenses and payables	326,872
Total liabilities	184,535,490
Net assets, at value	$450,881,219
Net Assets Consist of:
Net unrealized appreciation (depreciation) on investments	30,091,912
Accumulated net realized gain (loss)	1,158,456
Paid-in capital	419,630,851
Net assets, at value	$450,881,219

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($88,302,252 ÷ 8,049,918 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.97
Maximum offering price per share (100 ÷ 97.25 of $10.97)	$11.28
Class S Net Asset Value, offering and redemption price per share ($22,621,524 ÷ 2,061,706 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.97
Institutional Class Net Asset Value, offering and redemption price per share ($339,957,443 ÷ 30,986,583 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Interest	$15,489,762
Income distributions — Central Cash Management Fund	67,509
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	54,163
Total income	15,611,434
Expenses: Management fee	748,789
Administration fee	499,193
Services to shareholders	428,534
Distribution service fee	218,881
Custodian fee	37,089
Professional fees	106,244
Reports to shareholders	83,080
Registration fees	63,335
Trustees' fees and expenses	18,253
Other	95,859
Total expenses before expense reductions	2,299,257
Expense reductions	(911,182)
Total expenses after expense reductions	1,388,075
Net investment income (loss)	14,223,359
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	5,898,770
Change in net unrealized appreciation (depreciation) on investments	16,003,617
Net gain (loss)	21,902,387
Net increase (decrease) in net assets resulting from operations	$36,125,746

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$14,223,359	$14,072,621
Net realized gain (loss)	5,898,770	3,905,594
Change in net unrealized appreciation (depreciation)	16,003,617	8,973,859
Net increase (decrease) in net assets resulting from operations	36,125,746	26,952,074
Distributions to shareholders from: Net investment income: Class A	(2,300,066)	(1,852,170)
Class S	(745,566)	(1,096,574)
Institutional Class	(11,145,912)	(11,152,674)
Net realized gains: Class A	(864,611)	(786,119)
Class S	(229,679)	(340,807)
Institutional Class	(3,647,307)	(3,292,701)
Total distributions	(18,933,141)	(18,521,045)
Fund share transactions: Proceeds from shares sold	152,492,193	304,158,365
Reinvestment of distributions	15,741,684	15,125,753
Payments for shares redeemed	(269,076,749)	(179,590,034)
Net increase (decrease) in net assets from Fund share transactions	(100,842,872)	139,694,084
Increase from regulatory settlements (see Note G)	—	895
Increase (decrease) in net assets	(83,650,267)	148,126,008
Net assets at beginning of period	534,531,486	386,405,478
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $0 and $48,644, respectively)	$450,881,219	$534,531,486

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$10.60	$10.37	$10.26
Income (loss) from investment operations: Net investment incomeb	.27	.28	.27
Net realized and unrealized gain (loss)	.48	.32	.16
Total from investment operations	.75	.60	.43
Less distributions from: Net investment income	(.27)	(.28)	(.29)
Net realized gains	(.11)	(.09)	(.03)
Total distributions	(.38)	(.37)	(.32)
Net asset value, end of period	$10.97	$10.60	$10.37
Total Return (%)c,d	7.18	5.69	4.43	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	94	12
Ratio of expenses before expense reductions (%)	.71	.69	.79	*
Ratio of expenses after expense reductions (%)	.57	.52	.57	*
Ratio of net investment income (%)	2.56	2.60	3.03	*
Portfolio turnover rate (%)	146	167	132
a For the period from February 17, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended December 31,
Class S	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$10.60	$10.38	$10.26
Income (loss) from investment operations: Net investment incomeb	.29	.30	.30
Net realized and unrealized gain (loss)	.48	.31	.16
Total from investment operations	.77	.61	.46
Less distributions from: Net investment income	(.29)	(.30)	(.31)
Net realized gains	(.11)	(.09)	(.03)
Total distributions	(.40)	(.39)	(.34)
Net asset value, end of period	$10.97	$10.60	$10.38
Total Return (%)c	7.39	5.89	4.59	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	43	32
Ratio of expenses before expense reductions (%)	.58	.59	.66	*
Ratio of expenses after expense reductions (%)	.39	.34	.34	*
Ratio of net investment income (%)	2.73	2.78	3.38	*
Portfolio turnover rate (%)	146	167	132
a For the period from February 17, 2009 (commencement of operations of Class S shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended December 31,
Institutional Class	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.60	$10.38	$10.30	$10.29	$10.09
Income (loss) from investment operations: Net investment incomea	.32	.32	.38	.54	.52
Net realized and unrealized gain (loss)	.48	.31	.13	.01	.20
Total from investment operations	.80	.63	.51	.55	.72
Less distributions from: Net investment income	(.32)	(.32)	(.40)	(.54)	(.52)
Net realized gains	(.11)	(.09)	(.03)	—	—
Total distributions	(.43)	(.41)	(.43)	(.54)	(.52)
Net asset value, end of period	$10.97	$10.60	$10.38	$10.30	$10.29
Total Return (%)b	7.62	6.08	5.05	5.49	7.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	340	398	341	171	214
Ratio of expenses before expense reductions (%)	.39	.39	.42	.43	.40
Ratio of expenses after expense reductions (%)	.20	.16	.15	.15	.15
Ratio of net investment income (%)	2.93	2.96	3.72	5.24	5.16
Portfolio turnover rate (%)	146	167	132	47	35
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$706,916
Undistributed long-term capital gains	$423,083
Net unrealized appreciation (depreciation) on investments	$30,067,481

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$16,947,269	$18,343,037
Distributions from long-term capital gain	$1,985,872	$178,008

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $687,778,864 and $740,889,968, respectively. Purchases and sales of U.S. Treasury obligations aggregated $30,458,850 and $62,282,179, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2011 through April 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.59%
Class S	.34%

For the period from May 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.68%
Class S	.43%

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.45%.

In addition, for the period from January 1, 2011 through December 31, 2011, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.20%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended December 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $691,400, and the amount charged aggregated $57,389, which was equivalent to an annual effective rate of 0.01% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $499,193, of which $40,873 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2011
Class A	$43,189	$—	$10,885
Class S	16,558	14,062	2,194
Institutional Class	88,574	88,574	—
	$148,321	$102,636	$13,079

In addition, the Advisor reimbursed the Fund $117,146 of sub-recordkeeping expenses for Institutional Class shares.

Distribution Service Fee. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to Class A shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2011	Annual Effective Rate
Class A	$218,881	$57,919	.24%

Underwriting Agreement. DIDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2011. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2011, DIDI received $2,095 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by the Advisor included in the Statement of Operations under "reports to shareholders" aggregated $22,512, of which $9,712 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,042,809	$22,100,414	9,535,160	$100,897,212
Class S	1,061,109	11,478,654	1,967,864	20,804,258
Institutional Class	11,034,739	118,913,125	17,183,295	182,456,895
		$152,492,193		$304,158,365
Shares issued to shareholders in reinvestment of distributions
Class A	291,487	$3,160,407	246,707	$2,631,172
Class S	80,458	872,012	75,297	801,936
Institutional Class	1,080,419	11,709,265	1,097,860	11,692,645
		$15,741,684		$15,125,753
Shares redeemed
Class A	(3,183,357)	$(34,433,367)	(2,042,973)	$(21,840,512)
Class S	(3,098,958)	(33,184,948)	(1,197,380)	(12,745,971)
Institutional Class	(18,643,131)	(201,458,434)	(13,669,977)	(145,003,551)
		$(269,076,749)		$(179,590,034)
Net increase (decrease)
Class A	(849,061)	$(9,172,546)	7,738,894	$81,687,872
Class S	(1,957,391)	(20,834,282)	845,781	8,860,223
Institutional Class	(6,527,973)	(70,836,044)	4,611,178	49,145,989
		$(100,842,872)		$139,694,084

F. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2011, there was one affiliated shareholder account which held approximately 13% of the outstanding shares of the Fund.

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $895. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended December 31, 2010. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS U.S. Bond Index Fund (the "Fund") at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 24, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

·Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances did not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class S	Institutional Class
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,047.50	$1,047.40	$1,049.60
Expenses Paid per $1,000*	$2.94	$2.22	$1.03
Hypothetical 5% Fund Return	Class A	Class S	Institutional Class
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,022.33	$1,023.04	$1,024.20
Expenses Paid per $1,000*	$2.91	$2.19	$1.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class S	Institutional Class
DWS U.S. Bond Index Fund	.57%	.43%	.20%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid distributions of $0.05 per share from net long-term capital gains during its year ended December 31, 2011, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,650,000 as capital gain dividends for its year ended December 31, 2011, of which 100% represents 15% rate gains.

A total of 26% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS U.S. Bond Index Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, Inc. ("NTI") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and NTI the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2011.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class S	Institutional Class
Nasdaq Symbol	BONDX	BONSX	BTUSX
CUSIP Number	23339C 735	23339C 743	23339C 750
Fund Number	648	2048	548

Notes

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DBIF-2
(R-025788-1 2/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS US BOND INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$63,449	$0	$0	$0
2010	$63,449	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2012